The investment objective of Bull & Bear U.S. and Overseas Fund is to seek to obtain the highest possible total return on its assets from long term growth of capital and from income principally through a portfolio of securities of U.S. and overseas issuers. There is no limitation on the percentage or amount of the Fund's assets which may be invested for growth of capital or income, and at any time the investment emphasis may be placed solely or primarily on growth of capital or solely or primarily on income. The Fund provides a means for you to participate in investment opportunities around the world. There is no assurance that the Fund will achieve its investment objective.

              -------------------------------------------------------------


NEWSPAPER LISTING. Shares of the Fund are sold at the net asset value per share which is shown daily in the mutual fund section of newspapers under the "Bull & Bear Group" heading.

              -------------------------------------------------------------


    This prospectus contains information you should know about the Fund before you invest. Please keep it for future reference. The Fund's Statement of Additional Information, dated May 1, 1998, has been filed with the Securities and Exchange Commission ("SEC") and is incorporated by reference in this prospectus. It is available at no charge by calling 1-800-847-4200. The SEC maintains a Web site (http://www.sec.gov) that contains the Fund's Statement of Additional Information, material incorporated by reference, and other information regarding registrants that file electronically with the SEC, as does the Fund. Fund shares are not bank deposits or obligations of, or guaranteed or endorsed by any bank or any affiliate of any bank, and are not Federally insured by, obligations of or otherwise supported by the U.S. Government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

EXPENSE TABLES. The tables and example below are designed to help you understand the various costs and expenses that you will bear directly or indirectly as an investor in the Fund. A $2 monthly account fee is charged if your average monthly balance is less than $500, unless you are in the Bull & Bear Automatic Investment Program (see "How to Purchase Shares").


SHAREHOLDER TRANSACTION EXPENSES          ANNUAL FUND OPERATING EXPENSES
Sales Load Imposed on                    (as a percentage of average net assets)
Purchases.....................  NONE
Sales Load Imposed on                    Management Fees..........      1.00%
Reinvested Dividends..........  NONE
Deferred Sales Load.........    NONE     12b-1 Fees...............      1.00%
Redemption Fee within                    Other Expenses ..........      1.28%
30 days of purchase...........  1.00%                                   -----
Redemption Fee after                     Total Fund
30 days of purchase............ NONE     Operating Expenses.......      3.28%
Exchange Fees...............    NONE

EXAMPLE

You would pay the following expenses     1 year   3 years   5 years   10 years
on a $1,000 investment, assuming a 5%    ------   -------   -------   --------
annual return and a redemption at the
end of each time period..............      $33      $101      $171      $358


The example set forth above assumes reinvestment of all dividends and distributions and assumes a 5% annual rate of return as required by the SEC.
THE EXAMPLE IS AN ILLUSTRATION ONLY AND SHOULD NOT BE CONSIDERED AN
INDICATION OF PAST OR FUTURE RETURNS AND EXPENSES. Actual returns and expenses may be greater or less than those shown. The percentages given for Annual Fund Operating Expenses are based on the Fund's operating expenses and average daily net assets during its fiscal year ended December 31, 1997. Long term shareholders may pay more than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc.'s ("NASD") rules regarding investment companies. "Other Expenses" includes amounts paid to the Fund's Custodian and Transfer Agent and reimbursed to the Investment Manager and Distributor for administrative and shareholder services.

FINANCIAL HIGHLIGHTS are presented below for a share of capital stock outstanding throughout each of the ten years ended December 31, 1997. The information is supplemental to the Fund's financial statements and report thereon of Tait, Weller & Baker, independent accountants, appearing in the December 31, 1997 Annual Report to Shareholders and incorporated by reference in the Statement of Additional Information. On February 26, 1992, the Fund adopted its current name and investment objective. Previously, it was known as Bull & Bear Overseas Fund Ltd. and sought to obtain the highest possible total return on its assets from long term growth of capital and from income principally through a diversified portfolio of marketable securities of non-U.S. companies.



                                                    YEARS ENDED DECEMBER 31,


                                             1997    1996    1995    1994    1993    1992    1991    1990    1989   1988
                                             ----    ----    ----    ----    ----    ----    ----    ----    ----   ----
PER SHARE DATA1
Net asset value at beginning of period..    $7.91   $8.36   $7.08   $8.71   $7.59   $8.37    $7.62  $8.46   $8.03  $7.46
                                            -----   -----   -----   -----   -----   -----    -----  -----   -----  -----
 Income from investment operations:
   Net investment income (loss).........    (0.05)  (0.24)  (0.23)  (0.13)  (0.20)   0.04     0.07  (0.01)  (0.10) 0 .03
   Net realized and unrealized gain(loss)
   investments.........................      0.46    0.68    2.00   (1.01)   2.22   (0.25)    1.64  (0.72)   0.99   0.56
                                             ---     ---      ---     ---     ---     ---      ---    ---     ---    ---
   Total from investment operations.....     0.41    0.44    1.77   (1.14)   2.02   (0.21)    1.71  (0.73)   0.89   0.59
                                             ----    ----    ----   ------   ----   ------    ----  ------   ----   ----
 Less distributions:
   Distributions from net
   investment income...................       --      --      --      --      --      --      --      --    (0.02) (0.02)
   Distributions from net realized gains    (0.97)  (0.89)  (0.49)  (0.49)  (0.90)  (0.57)   (0.96) (0.11)  (0.44)   --
Net asset value at end of period........    $7.35   $7.91   $8.36   $7.08   $8.71   $7.59    $8.37  $7.62   $8.46  $8.03
                                            =====   =====   =====   =====   =====   =====    =====  =====   =====  =====
TOTAL RETURN............................    5.64%   5.34%  25.11   (13.12)% 26.71%  2.57%    22.55% (8.61)% 11.10%  8.00%
RATIOS/SUPPLEMENTAL DATA
Net assets at end of period
(000's omitted).........................    $8,446  $9,836  $9,808  $8,454 $12,250  $9,229  $1,275  $1,158  $1,149  $1,250
Ratio of expenses to average
net assets(a)(b)........................     3.28%   3.20%   3.55%   3.53%   3.55%   3.56%    3.56%  3.50%   3.50%  3.02%
Ratio of net investment income (loss) to
 net assets(c)..........................    (0.63)% (2.74)% (2.85)% (1.65)% (2.36)%   0.51%   0.90% (0.09)% (1.29)%  .44%
Portfolio turnover rate.................     205%    255%    214%    212%    182%    175%     208%   270%    178%   140%
Average commission per share............   $0.0418  $0.0536

1 Per share net investment  income (loss) and net realized and  unrealized  gain
(loss) on investments have been computed using the average number of shares outstanding. These computations had no effect on net asset value per share. The selected per share data has been restated to reflect the 100% stock dividend effective February 24, 1992. (a) Ratios before the Investment Manager's reimbursement of expenses were 3.84%, 3.59%, 3.69%, 4.09%, 13.35%, 11.98%,
14.36%,  and 10.13%,  for the years ended December 31, 1995,  1994,  1993, 1992,
1991, 1990, 1989, and 1988, respectively. (b) Ratio after the reduction of custodian fees under a custodian agreement was 3.22% and 3.49% for 1997 and 1995, respectively. Prior to 1995, such reductions were reflected in the expense ratios. There were no custodian fee credits for 1996. (c) Ratios prior to reimbursement by the Investment Manager were (3.14)%, (1.71)%, (2.50)%, (0.02)%, (8.89)%, (8.57)%, (12.15)%, and (6.67)%, for the years ended December 31, 1995,
1994, 1993, 1992, 1991, 1990, 1989, and 1988, respectively.

Information relating to outstanding debt during the fiscal periods shown below:

                                TABLE OF CONTENTS

Expense Tables.......................2  Distributions and Taxes..............11
Financial Highlights.................2  Determination of Net Asset Value.....12
General..............................3  Investment Manager...................12
The Fund's Investment Program........3  Distribution of Shares...............13
Risk Factors.........................3  Performance Information..............13
How to Purchase Shares...............6  Distribution of Shares...............13
Shareholder Services.................8  Capital Stock........................13
How to Redeem Shares................10  Custodian and Transfer Agent.........14




                                     GENERAL

WHO SHOULD INVEST. The Fund is for long term investors who wish to invest in a professionally managed portfolio of securities of U.S. and foreign issuers without having to become involved with the research, detailed bookkeeping, and operational procedures normally associated with direct investment in such securities. The Fund is not intended for investors who wish to speculate on short term swings in U.S. and foreign securities markets. The value of the Fund's portfolio securities will fluctuate based on global market conditions as well as those of individual economies and markets. Consistent with a long term investment approach, you should be able to maintain your investment in the Fund during periods of adverse market conditions, and you should not rely on an investment in the Fund for your short term financial needs.

GLOBAL INVESTING. At various times since the end of World War II, many foreign economies have grown faster than the United States' economy, and the return on investments in these countries has often exceeded the return on similar investments in the United States. Moreover, there has normally been a wide and largely unrelated variation in performance among global equity and fixed income markets over this period. Although there can be no assurance that these conditions will continue in the future or that the Fund's Investment Manager will be able to identify and acquire investments in the faster growing economies or markets, the Investment Manager believes that investment in the securities of U.S. and foreign issuers offers potential for significant total return. The Fund's investment program has been developed in light of these beliefs to provide an opportunity for you to participate in a professionally managed, global portfolio of securities.

                          THE FUND'S INVESTMENT PROGRAM

INVESTMENT OBJECTIVE AND POLICIES. The Fund's investment objective, which may not be changed without shareholder approval, is to seek to obtain the highest possible total return on its assets from long term growth of capital and from income principally through a portfolio of securities of U.S. and overseas issuers. The Fund may invest in any type of security including common stocks, convertible securities, preferred stocks, bonds, notes and other debt securities (including Eurodollar securities), warrants, obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or by foreign governments and their political subdivi sions, money market instruments such as bankers' acceptances, commercial paper, short term corporate debt securities, and repurchase agreements. The Fund may also engage in options, futures, and forward currency transactions.

  Factors considered by the Investment Manager in evaluating and selecting securities include economic and socio-political considerations, the values of individual securities relative to other investment alternatives, relative currency values and trends, trends in the determinants of corporate profits, and management capabilities and practices. Investments may be made for growth of capital or for income or any combination thereof for the purpose of achieving a higher overall total return.

  The Fund may invest in companies based in (or governments of or within) Europe, the Far East, Australia, the United States, Canada, South and Central America, and such other areas and countries as the Investment Manager may determine. Under normal market conditions, the Fund's assets will be invested in at least three different countries, including the United States. For this purpose, an investment is considered made in a country where the issuer of the security has substantial activities and interests, taking into account such factors as location of its assets, personnel, sales and earnings, principal corporate office, principal trading market for its securities, and place of organization. There are no limitations on the relative amounts of the Fund's assets that may be invested in any one country.

FIXED INCOME INVESTING. When seeking income, the Fund will normally invest in investment grade fixed income securities of varying maturities, depending on the Investment Manager's evaluation of market patterns and trends. The Fund may invest up to 35% of its total assets in fixed income securities rated below investment grade, although it has no current intention of investing more than 5% of its total assets in such securities during the coming year. The Fund may also invest without limit in unrated securities if they offer, in the Investment Manager's opinion, the opportunity for a high overall return by reason of their yield, discount at purchase or potential for capital appreciation without undue risk. For temporary defensive purposes the Fund may invest all or a portion of its assets in high grade fixed income securities.

  Investment grade securities are those rated in the top four categories by a nationally recognized statistical rating organization such as Standard & Poor's Ratings Group or Moody's Investors Service, Inc., ("Moody's") or, if unrated, are determined by the Investment Manager to be of comparable quality. Moody's considers securities in the fourth highest category to have speculative characteristics. Securities rated below investment grade and many unrated securities may be considered predominantly speculative and subject to greater market fluctuations and risks of loss of income and principal than higher rated fixed income securities. The market value of fixed income securities usually is affected by changes in the level of interest rates. An increase in interest rates tends to reduce the market value of such investments, and a decline in interest rates tends to increase their value. In addition, fixed income securities with longer maturities, which tend to produce higher yields, are subject to potentially greater capital appreciation and depreciation than obligations with shorter maturities. Fluctuations in the market value of fixed income securities subsequent to their acquisition do not affect cash income from such securities but are reflected in the Fund's net asset value.

OVERSEAS INVESTMENTS, MARKETS, AND RISK FACTORS. You should understand and consider carefully the sub stantial risks involved in foreign investing.
Investing in foreign securities, which are generally denominated in foreign currencies, and utilization of forward contracts on foreign currencies involves certain considerations comprising both risk and opportunity not typically associated with investing in U.S. securities. These considerations include: fluctuations in currency exchange rates; restrictions on foreign investment and repa triation of capital; costs of converting foreign currency into U.S. dollars; greater price volatility and trading illiquidity; less public information on issuers of securities; difficulty in enforcing legal rights outside of the United States; lack of uniform accounting, auditing and financial reporting standards; the possible imposition of foreign taxes, exchange controls and currency restrictions; and the possible greater political, economic and social instability of developing as well as developed countries including without limitation, nationalization, expropriation of assets, and war. These risks are often heightened for investments in developing countries and emerging markets or when the Fund's investments are concentrated in a small number of countries. In addition, because transactional and custodial expenses for foreign securities are generally higher than for domestic securities, the expense ratio of the Fund can be expected to be higher than that of investment companies investing exclusively in domestic securities. Securities may be purchased by the Fund on U.S. and foreign stock exchanges or in the over-the-counter market. Foreign stock markets are generally not as developed or efficient as those in the United States. In most foreign markets volume and liquidity are less than in the United States and, at times, volatility of price can be greater than in the United States. Commissions on some foreign stock exchanges are higher than the typically negotiated commissions on U.S. exchanges. There is generally less government supervision and regulation of foreign stock exchanges, brokers and companies than in the United States. If the Fund invests in countries in which settlement of transactions is subject to delay, the Fund's ability to purchase and sell portfolio securities at the time it desires may be hampered. Delays in settlement practices in foreign countries may also affect the Fund's liquidity, making it more difficult to meet redemption requests, or requiring the Fund to maintain a greater portion of its assets in money market instruments in order to meet such requests. Some of the securities in which the Fund invests may not be widely traded, and the Fund's position in such securities may be substantial in relation to the market for such securities. Accordingly, it may be difficult for the Fund to dispose of such securities at prevailing market prices in order to meet redemption requests.

  Investments in the equity and fixed income markets of developing countries involve exposure to economic structures that are generally less diverse and mature than in the United States and other developed countries, and to political systems which may be less stable. A developing country can be considered to be a country which is in the initial stages of its industrialization cycle. In the past, markets of developing countries, also known as "emerging markets", have been more volatile than the markets of developed countries; however, such markets often have provided higher rates of return to investors, and these characteristics can be expected to continue in the future. Because there is no limit on the amount of the Fund's assets which may be invested in companies in, or governments of, developing countries, an investment in the Fund may be subject to risks greater than those of investment companies which invest solely or primarily in the United States and other developed countries.

  Since investment in foreign securities usually involves foreign currencies and since the Fund may temporarily hold funds in bank deposits in foreign currencies in order to facilitate portfolio transactions, the value of the assets of the Fund as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations. For example, if the value of the U.S. dollar decreases relative to a foreign currency in which a Fund investment is denominated or which is temporarily held by the Fund to facilitate portfolio transactions, the value of such Fund assets (and thus the Fund's net asset value per share) will increase (all else being equal). Conversely, an increase in the value of the U.S. dollar relative to such a foreign currency will result in a decline in the value of such Fund assets (and its net asset value per share). The Fund may incur additional costs in connection with conversions of currencies and securities into U.S. dollars. The Fund will conduct its foreign currency transactions either on a spot (i.e., cash) basis, or through entering into forward contracts. The Fund generally will not enter into a forward currency contract with a term of greater than one year.

REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with U.S. banks or dealers involving securities in which the Fund is authorized to invest. A repurchase agreement is an instrument under which the Fund purchases securities from a bank or dealer and simultaneously commits to resell the securities to the bank or dealer at an agreed upon date and price reflecting a market rate of interest. The Fund's custodian maintains custody of the underlying securities until their repurchase; thus the obligation of the bank or dealer to pay the repurchase price is, in effect, secured by such securities. The Fund's risk is limited to the ability of the seller to pay the agreed upon amount on the repurchase date; if the seller defaults, the security constitutes collateral for the seller's obligation to pay. If, however, the seller defaults and the value of the collateral declines, the Fund may incur loss and expense in selling the collateral. To attempt to limit the risk in engaging in repurchase agreements, the Fund enters into repurchase agreements only with banks and dealers believed by the Investment Manager to present minimum credit risks in accordance with guidelines established by the Board of Directors. The Fund will not enter into a repurchase agreement with a maturity of more than seven days if, as a result, more than 15% of its net assets would then be invested in such agreements and other illiquid securities.

HEDGING AND INCOME STRATEGIES. The Fund may purchase call options on securities that the Investment Manager intends to include in the Fund's portfolio in order to fix the cost of a future purchase or to attempt to enhance return by, for example, participating in an anticipated price increase of a security. The Fund may purchase put options to hedge against a decline in the market value of securities held in the Fund's portfolio or to attempt to enhance return. The Fund may write (sell) covered put and call options on securities in which it is authorized to invest. The Fund may purchase and write covered straddles, purchase and write put and call options on stock and bond indexes, and take positions in options on foreign currencies to hedge against the risk of foreign exchange rate fluctuations on foreign securities the Fund holds in its portfolio or that it intends to purchase. The Fund may purchase and sell futures contracts on interest rates, stock and bond indexes and foreign currencies, and may purchase put and call options and write covered put and call options on such futures contracts.

  The Fund may enter into forward currency contracts to set the rate at which currency exchanges will be made for specific contemplated transactions. The Fund might also enter into forward currency contracts in amounts approximating the value of one or more portfolio positions to fix the U.S. dollar value of those positions. For example, when the Investment Manager believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, it may enter into a forward contract to sell, for a fixed amount of dollars, the amount of foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency. The Fund has no specific limitation on the percentage of assets it may commit to foreign currency exchange contracts, except that it will not enter into a forward contract if the amount of assets set aside to cover the contract would impede portfolio management or its ability to meet redemption requests.

  Strategies with options, financial futures, and forward contracts may be limited by market conditions, regulatory limits and tax considerations, and the Fund might not employ any of the strategies described above. There can be no assurance that any strategy used will be successful. The loss from investing in futures transactions is potentially unlimited. Options and futures may fail as hedging techniques in cases where price movements of the securities underlying the options and futures do not follow the price movements of the portfolio securities subject to the hedge. Gains and losses on investments in options and futures depend on the ability of the Investment Manager to predict correctly the direction of stock prices, interest rates, and other economic factors. In addition, the Fund will likely be unable to control losses by closing its position where a liquid secondary market does not exist and there is no assurance that a liquid secondary market for hedging instruments will always exist. It also may be necessary to defer closing out hedged positions to avoid adverse tax consequences. The correlation between hedging instruments and the securities or sectors being hedged also may be imperfect. The percentage of the Fund's assets segregated to cover its obligations under options, futures, or forward contracts could impede effective portfolio management or the ability to meet redemption or other current obligations. To the extent that the Fund enters into futures contracts, options on futures contracts and options on foreign currencies traded on a Commodity Futures Trading Commission ("CFTC") regulated exchange, in each case that is not for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums required to establish these positions (excluding the amount by which options are "in-the-money") may not exceed 5% of the liquidation value of the Fund's portfolio, after taking into account unrealized profits and unrealized losses on any contracts to which the Fund is a party.

PORTFOLIO TURNOVER. Given the Fund's investment objective, the portfolio turnover rate will not be a limiting factor when the Investment Manager deems changes in the portfolio appropriate, and the Fund's investment strategy therefore includes the possibility of short term transactions. The Fund's portfolio turnover rate will vary from year to year. It was 214%, 255% and 205% in 1995, 1996 and 1997, respectively. Higher turnover may increase Fund brokerage  costs and taxes  payable by  shareholders.  (See  "Distributions  and
Taxes"  and   "Allocation   of   Brokerage"   in  the  Statement  of  Additional
Information.)

LENDING. Pursuant to an agency arrangement with an affiliate of its Custodian, the Fund may lend portfolio securities or other assets through such affiliate for a fee to other parties. The Fund's agreement requires that the loans be continuously secured by cash, securities issued or guaranteed by the U. S. Government, its agencies or instrumentalities, or any combination of cash and such securities, as collateral equal at all times to at least the market value of the assets lent. Loans of portfolio securities may not exceed one-third of the Fund's total assets. There are risks to the Fund of delay in receiving additional collateral and risks of delay in recovery of, and failure to recover, the assets lent should the borrower fail financially or otherwise violate the terms of the lending agreement. Loans will be made only to borrowers deemed to be creditworthy. Any loan made by the Fund will provide that it may be terminated by either party upon reasonable notice to the other party.

OTHER INFORMATION. The Fund is "non-diversified," as defined in the Investment Company Act of 1940, as amended ("1940 Act"), but intends to continue to qualify as a regulated investment company ("RIC") under the Internal Revenue Code of 1986, as amended (the "Code") for Federal income tax purposes. This means, in general, that more than 5% of the Fund's total assets may be invested in the securities of one issuer (including a foreign government), but only if at the close of each quarter of the Fund's taxable year, the aggregate amount of such holdings does not exceed 50% of the value of its total assets and no more than 25% of the value of its total assets is invested in the securities of a single issuer. To the extent that the Fund's portfolio at times may include the securities of a smaller number of issuers than if it were diversified (as defined in the 1940 Act), the Fund will at such times be subject to greater risk with respect to its portfolio securities than an investment company that invests in a broader range of securities in that changes in the financial condition or market assessment of a single issuer may cause greater fluctuation in the Fund's total return and the price of Fund shares. The Fund may borrow money from a bank for temporary or emergency purposes or by engaging in reverse repurchase agreements provided that borrowings do not exceed one-third of the current value of the Fund's assets taken at market value, less liabilities other than borrowings. The Fund will not purchase securities for investment while bank borrowing equaling 5% or more of its total assets is outstanding. In addition to the Fund's fundamental investment objective, the Fund has adopted certain fundamental investment restrictions which may not be changed without shareholder approval. These other fundamental restrictions are set forth in the Statement of Additional Information. All other investment policies described herein, unless otherwise stated, are not fundamental and may be changed by the Fund's Board of Directors without shareholder action.

                             HOW TO PURCHASE SHARES

  The Fund's shares are sold on a continuing basis at net asset value (see "Determination of Net Asset Value"). The minimum initial investment is $1,000 for regular and Uniform Gifts/Transfers to Minors Act custody accounts, $1,000 for traditional deductible individual retirement accounts ("IRAs"), Roth IRAs, simplified employee pension plan IRAs ("SEP-IRAs"), savings incentive match plan for employees IRAs ("SIMPLE IRAs"), rollover IRAs,

403(b) plan accounts, and $500 for Education IRAs. The minimum subsequent investment is $100. The initial investment minimums are waived if a shareholder elects to invest $100 or more each month in the Fund through the Bull & Bear Automatic Investment Program (see "Additional Investments" below). The Fund in its discretion may waive or lower the investment minimums.

INITIAL INVESTMENT. The Account Application that accompanies this prospectus should be completed, signed and, with a check or other negotiable bank draft drawn to the order of U.S. and Overseas Fund, mailed to Investor Service Center, Box 419789, Kansas City, MO 64141-6789. Initial investments also may be made by having your bank wire money, as set forth below, in order to avoid mail delays.

ADDITIONAL INVESTMENTS. Additional investments may be made conveniently at any time by any one or more of the following methods:

o BULL & BEAR AUTOMATIC INVESTMENT PROGRAM. With the Bull & Bear Automatic Investment Program, you can establish a convenient and affordable long term investment program through one or more of the Plans explained below. Each Plan is designed to facilitate an automatic monthly investment of $100 or more into your Fund account.

           The BULL & BEAR BANK TRANSFER PLAN lets you purchase Fund shares on a certain day each month by transferring electronically a specified dollar amount from your regular checking account, NOW account, or bank money market deposit account.

           In the BULL & BEAR SALARY INVESTING PLAN, part or all of your salary may be invested electronically in Fund shares on each pay date, depending upon your employer's direct deposit program.

           The BULL & BEAR GOVERNMENT DIRECT DEPOSIT PLAN allows you to deposit automatically part or all of certain U.S. Government payments into your Fund account. Eligible U.S. Government payments include Social Security, pension benefits, military or retirement benefits, salary, veteran's benefits and most other recurring payments.

  For more information concerning these Plans, or to request the necessary authorization form(s), please call Investor Service Center, 1-800-847-4200. You may modify or terminate the Bank Transfer Plan at any time by written notice received at least 10 days prior to the scheduled investment date. To modify or terminate the Salary Investing Plan or Government Direct Deposit Plan, you should contact, respectively, your employer or the appropriate U.S. Government agency. The Fund reserves the right to redeem any account if participation in the Program is terminated and the account's value is less than $1,000. The Program and the Plans do not assure a profit or protect against loss in a declining market, and you should consider your ability to make purchases when prices are low.

o CHECK. Mail a check or other negotiable bank draft ($100 minimum), drawn to the order of U.S. and Overseas Fund, together with a Bull & Bear FastDeposit form to Investor Service Center, Box 419789, Kansas City, MO 64141-6789. If you do not use that form, please send a letter indicating the Fund and account number to which the subsequent investment is to be credited, and name(s) of the registered owner(s).

o ELECTRONIC FUNDS TRANSFER (EFT). With EFT, you may purchase additional Fund shares quickly and simply, just by calling Investor Service Center,
  1-800-847-4200. We will contact the bank you designate on your Account Application or Authorization Form to arrange for the EFT, which is done through the Automated Clearing House system, to your Fund account. For requests received by 4 p.m., eastern time, the investment will be credited to your Fund account ordinarily within two business days. There is a $100 minimum for each EFT investment. Your designated bank must be an Automated Clearing House member and any subsequent changes in bank account information must be submitted in writing with a voided check.

o FEDERAL FUNDS WIRE. You may wire money, by following the procedures set forth below, to receive that day's net asset value per share.

INVESTING BY WIRE. For an initial investment by wire, you must first telephone Investor Service Center, 1-800-847-4200, to give the name(s) under which the account is to be registered, tax identification number, the name of the bank sending the wire, and to be assigned a Bull & Bear U.S. and Overseas Fund account number. Youmay then purchase shares by requesting your bank to transmit immediately available funds ("Federal funds") by wire to: United Missouri Bank NA, ABA #10-10-00695; for Account 98-7052-724-3; U.S. and Overseas Fund. Your account number and name(s) must be specified in the wire as they are to appear on the account registration. You should then enter your account number on your completed Account Application and promptly forward it to Investor Service Center, Box 419789, Kansas City, MO 64141-6789. This service is not available on days when the Federal Reserve wire system is closed. Subsequent investments by wire may be made at any time without having to call Investor Service Center by simply following the same wiring procedures.

SHAREHOLDER ACCOUNTS. When you invest in the Fund, your account will be credited with all full and fractional shares (to three decimal places), together with any dividends and other distributions that are paid in additional shares (see "Distributions and Taxes"). For joint tenant accounts, any account owner has the authority to act on the account without notice to the other account owners. Investor Service Center in its sole discretion and for its protection may, but is not obligated to, require the written consent of all account owners of a joint tenant account prior to acting upon the instructions of any account owner. Stock certificates will be issued only for full shares when requested in writing. In order to facilitate redemptions and exchanges and provide safekeeping, we recommend that you do not request certificates. You will receive transaction confirmations upon purchasing or selling shares, and quarterly statements. Shares of the Fund may also be purchased through certain broker-dealers and other financial intermediaries that have entered into selling agreements or related arrangements. Investors may be charged a fee by such broker or financial intermediary if they effect transactions through such entity. The Fund or the Distributor may, from time to time, make payments to broker/dealers or other financial intermediaries for certain services to the Fund and/or their shareholders, including sub-administration, sub-transfer agency and shareholder servicing.


WHEN ORDERS ARE EFFECTIVE. The purchase price for Fund shares is the net asset value of such shares next determined after receipt of a purchase order in proper form. All purchases are accepted subject to collection at full face value in Federal funds. Checks must be drawn in U.S. dollars on a U.S. bank. No third party checks will be accepted and the Fund reserves the right to reject any order for any reason. Accounts are charged $30 by the Transfer Agent for submitting checks for investment which are not honored by the investor's bank.

                              SHAREHOLDER SERVICES

  You may modify or terminate your participation in any of the Fund's special plans or services at any time. Shares or cash should not be withdrawn from any tax-advantaged retirement plan described below, however, without consulting a tax adviser concerning possible adverse tax consequences. Additional information regarding any of the following services is available from Investor Service Center, 1-800-847-4200.

ELECTRONIC FUNDS TRANSFER (EFT). You automatically have the privilege of linking your bank account designated on your Account Application or Authorization Form and your Fund account through Bull & Bear's EFT service. With EFT, you use the Automated Clearing House system to electronically transfer money quickly and safely between your bank and Fund accounts. EFT may be used for purchasing and redeeming Fund shares, direct deposit of dividends and other distributions into your bank account, the Automatic Investment Program, the Systematic Withdrawal Plan, and systematic IRA distributions. You may decline this privilege by checking the indicated box on the Account Application. Any subsequent changes in bank account information must be submitted in writing (and the Transfer Agent may require the signature to be guaranteed), with a voided check.

DIVIDEND SWEEP PRIVILEGE. You may elect to have automatically invested either all dividends or all dividends and other distributions paid by the Fund in any other Bull & Bear Fund. Shares of the other Bull & Bear Fund will be purchased at the current net asset value calculated on the payment date. For more information concerning this privilege and the other Bull & Bear Funds, or to request a Dividend Sweep Authorization Form, please call Investor Service
Center, 1-800-847-4200. You may cancel this privilege by mailing written notification to Investor Service Center, Box 419789, Kansas City, MO 64141-6789. To select a new Bull & Bear Fund after cancellation, you must submit a new Authorization Form. Enrollment in or cancellation of this privilege is generally effective three business days following receipt. This privilege is available only for existing accounts and may not be used to open new accounts.

SYSTEMATIC WITHDRAWAL PLAN. If you own Fund shares with a value of at least $20,000 you may elect an automatic monthly or quarterly withdrawal of cash from your Fund account in fixed or variable amounts, subject to a minimum amount of $100. Under the Systematic Withdrawal Plan, all dividends and other distributions, if any, are reinvested in the Fund.

ASSIGNMENT. Fund shares may be transferred to another owner. Instructions are available from Investor Service Center, 1-800-847-4200.

EXCHANGE PRIVILEGE. You may exchange at least $500 worth of Fund shares for shares of any Bull & Bear Fund listed below (provided the registration is exactly the same, the shares may be sold in your state of residence, and the exchange may otherwise legally be made).

  To exchange shares, please call Investor Service Center toll-free at 1-800-847-4200 between 9 a.m. and 5 p.m., eastern time, on any Fund business day and provide the following information: account registration information including address, account number and taxpayer identification number; percentage, number, or dollar value of shares to be redeemed; name and, if different, the account number of the Bull & Bear Fund to be purchased; and your identity and telephone number. The other Bull & Bear Funds are:

o BULL & BEAR DOLLAR RESERVES is a high quality money market fund investing in U.S. Government securities. Income is generally free from most state and local income taxes. Free unlimited check writing ($250 minimum per check). Pays monthly dividends.

o BULL & BEAR GOLD INVESTORS seeks long term capital appreciation in investments with the potential to provide a hedge against inflation and preserve the purchasing power of the dollar.

o BULL & BEAR SPECIAL EQUITIES FUND invests aggressively for maximum capital appreciation.

  Exchange requests received between 9 a.m. and 4 p.m., eastern time, on any business day of the Fund will be effected at the net asset values of the Fund and the other Bull & Bear Fund as determined at the close of that business day. Exchange requests received between 4 p.m. and 5 p.m., eastern time, on any business day of the Fund will be effected at the net asset values of the Fund and the other Bull & Bear Fund as determined at the close of the next Fund business day. The Fund is designed as a long term investment, and short term trading is discouraged. Accordingly, if shares of the Fund held for 30 days or less are redeemed or exchanged, the Fund will deduct a redemption fee equal to one percent of the net asset value of shares redeemed or exchanged. The fee will be retained by the Fund and used to offset the transaction costs that short term trading imposes on the Fund and its shareholders. If an account contains shares with different holding periods (i.e. some shares held 30 days or less, some shares held 31 days or more), the shares with the longest holding period will be redeemed first to determine if the Fund's redemption fee applies. If you are unable to reach Investor Service Center at the above telephone number you may, in emergencies, call 1-212-363-1100 or communicate by fax to 1-212- 363-1103. Exchanges may be difficult or impossible to implement during periods of rapid changes in economic or market conditions. Exchange privileges may be terminated or modified by the Fund without notice. For tax purposes, an exchange is treated as a redemption and purchase of shares. A free prospectus containing more complete information including charges, expenses and performance, on any of the Funds listed above is available from Investor Service Center, 1-800-847-4200. The other Fund's prospectus should be read carefully before exchanging shares. You may give exchange instructions to Investor Service Center by telephone without further documentation. If you have requested share certificates, this procedure may be utilized only if, prior to giving telephone instructions, you deliver the certificates to the Transfer Agent for deposit into your account.

o BULL & BEAR SECURITIES (DISCOUNT BROKERAGE ACCOUNT) TRANSFERS. If you have an account at Bull & Bear Securities, Inc., an affiliate of the Investment Manager and a wholly owned subsidiary of Bull & Bear Group, Inc. offering discount brokerage services, you may access your investment in any Bull & Bear Fund to pay for securities purchased in your brokerage account and have proceeds of securities sold in your brokerage account used to purchase shares of any Bull & Bear Fund. You may request a Discount Brokerage Account Application from Bull & Bear Securities, Inc. by calling toll-free at 1-800-262-5800.

TAX-ADVANTAGED RETIREMENT PLANS. These plans provide an opportunity to set aside money for retirement in a tax-advantaged account in which earnings can be compounded without incurring a tax liability until the money and earnings are withdrawn. Contributions may be fully or partially deductible for Federal income tax purposes as noted below. Information on any of these plans is available from Investor Service Center by calling toll-free at 1-800-847-4200.

  The minimum investment to establish a Bull & Bear Education IRA is $500. The minimum initial investment to establish any other Bull & Bear IRA or retirement account is $1,000.

  Minimum subsequent investments are $100. The initial minimum investments are waived if you elect to invest $100 or more each month in the Fund through the Bull & Bear Automatic Investment Program. There are no set-up fees for any Bull & Bear IRA or retirement account. Subject to change on 30 days' notice, the plan custodian charges Bull & Bear IRAs (excluding Bull & Bear Education IRAs) and retirement accounts a $10 annual fiduciary fee, $10 for each distribution prior to age 59 1/2, and a $20 plan termination fee; however, the annual fiduciary fee is waived if your Bull & Bear IRA or retirement account has assets of $10,000 or more or if you invest regularly through the Bull & Bear Automatic Investment Program.

                              HOW TO REDEEM SHARES

  Generally, you may redeem by any of the methods explained below. Requests for redemption should include the following information: your account registration information including address, account number and taxpayer identification number; dollar value, number or percentage of shares to be redeemed; how and to where the proceeds are to be sent; if applicable, the bank's name, address, ABA routing number, bank account registration and account number, and a contact person's name and telephone number; and your daytime telephone number.

BY MAIL. You may request that the Fund redeem any amount of shares by submitting a written request to Investor Service Center, Box 419789, Kansas City, MO 64141-6789, signed by the record owner(s). If the written request is sent to the Fund, it will be forwarded to the above address. If stock certificates have been issued for shares being redeemed, they must accompany the written request.

BY TELEPHONE. You may telephone Investor Service Center, 1-800-847-4200 to expedite redemption of Fund shares if share certificates have not been issued.

  You may redeem as little as $250 worth of shares by requesting Bull & Bear's Electronic Funds Transfer (EFT) service. With EFT, you can redeem Fund shares quickly and conveniently because Investor Service Center will contact the bank designated on your Account Application or Authorization Form to arrange for the electronic transfer of your redemption proceeds (through the Automated Clearing House system) to your bank account. EFT proceeds are ordinarily available in your bank account within two business days.

  If you are redeeming $1,000 or more worth of shares, you may request that the proceeds be mailed to your address of record or mailed or wired to your authorized bank.

  Telephone requests received on Fund business days by 4 p.m., eastern time, will be redeemed from your account that day, and if after, on the next Fund business day. Any subsequent changes in bank account information must be submitted in writing, signature guaranteed, with a voided check. If you are unable to reach Investor Service Center at the above telephone number you may, in emergencies, call 1-212-363-1100 or communicate by fax to 1-212-363-1103. Redemptions by telephone may be difficult or impossible to implement during periods of rapid changes in economic or market conditions.

CHECK WRITING ACCESS. You may exchange a minimum of $500 at any time by toll-free telephone call into Bull & Bear Dollar Reserves, Bull & Bear's money market fund, offering free personalized checks, a $250 check writing minimum (there is no check writing minimum for Bull & Bear Securities Performance Plus(R) discount brokerage accounts), and no limit on the number of checks that may be written. A signature card, which should be submitted for the check writing privilege, and a free Bull & Bear Dollar Reserves prospectus containing more complete information including yield, charges and expenses is available from Investor Service Center, 1-800-847- 4200. Please read the prospectus carefully before exchanging.

REDEMPTION PRICE AND FEES. The redemption price is the net asset value per share next determined after receipt of the redemption request in proper form. The Fund is designed as a long term investment, and short term trading is discouraged. Accordingly, if shares of the Fund held for 30 days or less are redeemed or exchanged, the Fund will deduct a redemption fee equal to one percent of the net asset value of shares redeemed or exchanged. The fee will be retained by the Fund and used to offset the transaction costs that short term trading imposes on the Fund and its shareholders. If an account contains shares with different holding periods (i.e. some shares held 30 days or less, some shares held 31 days or more), the shares with the longest holding period will be redeemed first to determine if the Fund's redemption fee applies. Shares acquired through the Dividend Sweep Privilege and the reinvestment of dividends and capital gains or redeemed under the Systematic Withdrawal Plan are exempt from the redemption fee. Registered broker/dealers, investment advisers, banks, and insurance companies may open accounts and redeem shares by telephone or wire and may impose a charge for handling purchases and redemptions when acting on behalf of others.

REDEMPTION PAYMENT. Payment for shares redeemed will ordinarily be made within seven days after receipt of a redemption request in proper form. The right of redemption may not be suspended, or date of payment delayed more than seven days, except for any period (i) when the New York Stock Exchange is closed or trading thereon is restricted as determined by the SEC; (ii) under emergency circumstances as determined by the SEC that make it not reasonably practicable for the Fund to dispose of securities owned by it or fairly to determine the value of its assets; or (iii) as the SEC may otherwise permit. The mailing of proceeds on redemption requests involving any shares purchased by personal, corporate, or government check or EFT transfer is generally subject to a fifteen business day delay to allow the check or transfer to clear. The fifteen day clearing period does not affect the trade date on which a purchase or redemption order is priced, or any dividends and capital gain distributions to which you may be entitled through the date of redemption. The clearing period does not apply to purchases made by wire. Due to the relatively higher cost of maintaining small accounts, the Fund reserves the right, upon 45 days' notice, to redeem any account, other than IRA and other Bull & Bear prototype retirement plan accounts, worth less than $500 except if solely from market action, unless an investment is made to restore the minimum value.

TELEPHONE PRIVILEGES. You automatically have all telephone privileges to, among other things, authorize purchases, redemptions and exchanges, with EFT or by other means, unless declined on the Account Application or otherwise in writing. Neither the Fund nor Investor Service Center shall be liable for any loss or damage for acting in good faith upon instructions received by telephone and believed to be genuine. The Fund employs reasonable procedures to confirm that instructions communicated by telephone are genuine and if it does not, it may be liable for losses due to unauthorized or fraudulent transactions. These procedures include requiring personal identification prior to acting upon telephone instructions, providing written confirmation of such transactions, and recording telephone conversations. The Fund may modify or terminate any telephone privileges or shareholder services (except as noted) at any time without notice.

SIGNATURE GUARANTEES. No signature guarantees are required when payment is to be made to you at your address of record. If the redemption proceeds are to be paid to a non-shareholder of record, or to an address other than your address of record, or the shares are to be assigned, the Transfer Agent may require that your signature be guaranteed by an entity acceptable to the Transfer Agent, such as a commercial bank or trust company or member firm of a national securities exchange or of the NASD. A notary public may not guarantee signatures. The Transfer Agent may require further documentation, and may restrict the mailing of redemption proceeds to your address of record within 60 days of such address being changed unless you provide a signature guarantee as described above.

                             DISTRIBUTIONS AND TAXES

DISTRIBUTIONS. The Fund pays dividends annually to its shareholders from its net investment income, if any. The Fund also makes an annual distribution to its shareholders out of any net realized capital gains, after offsetting any capital loss carryover, and any net realized gains from foreign currency transactions. Dividends and other distributions, if any, are declared and payable to shareholders of record on a date in December of each year. Such distributions may be paid in January of the following year, in which event they will be deemed received by the shareholders on the preceding December 31 for tax purposes. The Fund may also make an additional distribution following the end of its fiscal year out of any undistributed income and capital gains.

  Dividends and other distributions are paid in additional Fund shares or shares of another Bull & Bear Fund pursuant to the Dividend Sweep Privilege, unless you elect to receive cash on the Account Application or so elect subsequently by calling Investor Service Center, 1-800-847-4200. For Federal income tax purposes, dividends and other distributions are treated in the same manner whether received in additional shares of the Fund or another Bull & Bear Fund or in cash. Any election will remain in effect until you notify Investor Service Center to the contrary.

TAXES. The Fund intends to continue to qualify for treatment as a RIC under the Code so that it will be relieved of Federal income tax on that part of its investment company taxable income (generally consisting of net investment income, net short term capital gains, and net gains from certain foreign currency transactions) and net capital gain (the excess of net long term capital gain over net short term capital loss) that is distributed to its shareholders.

  Dividends paid by the Fund from its investment company taxable income (whether paid in cash or in additional shares) generally are taxable to its shareholders, other than shareholders that are not subject to tax on their income, as ordinary income to the extent of the Fund's earnings and profits; a portion of those dividends may be eligible for the corporate dividends-received deduction. Distributions by the Fund of its net capital gain (whether paid in cash or in additional shares) when designated as such by the Fund, are taxable to its shareholders as long term capital gains, regardless of how long they have held their Fund shares. The Code provides that an individual generally will be taxed on his or her net capital gain at a maximum rate of 28% with respect to capital gain from securities held for more than one year but not more than 18 months and at a maximum rate of 20% with respect to capital gain from securities held for more than 18 months. The Fund notifies its shareholders following the end of each calendar year of the amounts of dividends and capital gain distributions paid (or deemed paid) that year and of any portion of those dividends that qualifies for the corporate dividends-received deduction.

  Any dividend or other distribution paid by the Fund will reduce the net asset value of Fund shares by the amount of the distribution. Furthermore, such distribution, although similar in effect to a return of capital, will be subject to tax.

  The Fund is required to withhold 31% of all dividends, capital gain distributions and redemption proceeds payable to any individuals and certain other noncorporate shareholders who do not provide the Fund with a correct taxpayer identification number. Withholding at that rate also is required from dividends and capital gain distributions payable to such shareholders who are otherwise subject to backup withholding.

  The foregoing is only a summary of some of the important Federal income tax considerations generally affecting the Fund and its shareholders; see the Statement of Additional Information for a further discussion. Since other Federal, state and local tax considerations may apply, you should consult your tax adviser.

                        DETERMINATION OF NET ASSET VALUE

  The value of a share of the Fund is based on the value of its net assets. The Fund's net assets are the total of its investments and all other assets minus any liabilities. The value of one share is determined by dividing the net assets by the total number of shares outstanding. This is referred to as "net asset value per share" and is determined as of the close of regular trading on the New York Stock Exchange (currently, 4 p.m., eastern time, unless weather, equipment failure or other factors contribute to an earlier closing) each business day of the Fund. A business day of the Fund is any day on which the New York Stock Exchange is open for trading. The following are not business days of the Fund:
New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

  Portfolio securities and other assets of the Fund are valued primarily on the basis of market quotations, if readily available. Foreign securities are valued on the basis of quotations from a primary market in which they are traded and are translated from the local currency into U.S. dollars using current exchange rates. Securities and other assets for which quotations are not readily available will be valued at fair value as determined in good faith by or under the direction of the Board of Directors.

                               INVESTMENT MANAGER

  Bull & Bear Advisers, Inc. ("Investment Manager") acts as general manager of the Fund, being responsible for the various functions assumed by it, including regularly furnishing advice with respect to portfolio transactions. The Investment Manager manages the investment and reinvestment of the Fund's assets, subject to the control and final direction of the Board of Directors. The Investment Manager is authorized to place portfolio transactions with Bull & Bear Securities, Inc., an affiliate of the Investment Manager, and may allocate brokerage transactions by taking into account the sales of shares of the Fund and other affiliated investment companies. The Investment Manager may also allocate transactions to broker/dealers that remit a portion of their commissions as a credit against the Fund's expenses. Thomas B. Winmill, President and Chief Executive Officer of the Investment Manager and the Fund, is the Fund's portfolio manager. Mr. Winmill has served as a member of the Investment Manager's Investment Policy Committee since 1990 and as portfolio manager of the Fund since May 1, 1998.

  For its services, the Investment Manager receives a fee, payable monthly, based on the average daily net assets of the Fund, at the annual rate of 1% on the first $10 million, 7/8 of 1% over $10 million up to $30 million, 3/4 of 1% over $30 million up to $150 million, 5/8 of 1% over $150 million up to $500 million, and 1/2 of 1% over $500 million. From time to time, the Investment Manager may waive all or part of this fee or reimburse the Fund to improve the Fund's total return. During the fiscal year ended December 31, 1997, investment management fees paid by the Fund represented approximately 1.00% of average daily net assets. The Investment Manager provides certain administrative services to the Fund at cost. The Investment Manager is a wholly owned subsidiary of Bull & Bear Group, Inc. ("Group"). Group, a publicly owned company whose securities are listed on The Nasdaq Stock Market, is a New York based manager of mutual funds and discount brokerage services.
Bassett S. Winmill may be deemed a controlling person of Group and, therefore, may be deemed a controlling person of the Investment Manager.

                             DISTRIBUTION OF SHARES

  Pursuant to a Distribution Agreement, Investor Service Center, Inc., 11 Hanover Square, New York, NY 10005 ("Distributor"), acts as the Fund's principal agent for the sale of its shares. The Investment Manager is an affiliate of the Distributor. The Fund has also adopted a plan of distribution ("Plan") pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Plan, the Fund pays the Distributor monthly a distribution fee in an amount of three-quarters of one percent per annum of the Fund's average daily net assets and a service fee in an amount of one-quarter of one percent per annum of the Fund's average daily net assets. The service fee portion is intended to cover personal services provided to Fund shareholders and maintenance of shareholder accounts. The distribution fee portion is intended to cover all other activities and expenses primarily intended to result in the sale of the Fund's shares. These fees may be retained by the Distributor or passed through to brokers, banks and others who provide services to their customers who are Fund shareholders or to the Distributor. The Fund will pay the fees to the Distributor until either the Plan is terminated or not renewed. In that event, the Distributor's expenses in excess of fees received or accrued through the termination day will be the Distributor's sole responsibility and not obligations of the Fund. During the period they are in effect, the Distribution Agreement and Plan obligate the Fund to pay fees to the Distributor as compensation for its service and distribution activities. If the Distributor's expenses exceed the fees, the Fund will not be obligated to pay any additional amount to the Distributor. If the Distributor's expenses are less than such fees, it may realize a profit. Certain other advertising and sales materials may be prepared to promote the sale of Fund shares and shares of one or more other affiliated investment companies. In such cases, the expenses will be allocated among the Funds involved based on the inquiries resulting from the materials or other factors deemed appropriate by the Board of Directors. The costs of personnel and facilities of the Distributor to respond to inquiries by shareholders and prospective shareholders will also be allocated based on such relative inquiries or other factors. There is no certainty that the allocation of any of the foregoing expenses will precisely allocate to the Fund costs commensurate with the benefits it receives, and it may be that the other affiliated investment companies and Bull & Bear Securities, Inc. will benefit therefrom.

                             PERFORMANCE INFORMATION

  Advertisements and other sales literature for the Fund may refer to the Fund's "average annual total return" and "cumulative total return." All such quotations are based upon historical earnings and are not intended to indicate future performance. The investment return on and principal value of an investment in the Fund will fluctuate, so that an investor's shares when redeemed may be worth more or less than their original cost. In addition to advertising average annual total return and cumulative total return, comparative performance information may be used from time to time in advertising the Fund's shares, including data from Morningstar, Inc., Lipper Analytical Services, Inc. and other sources. "Average annual total return" is the average annual compounded rate of return on a hypothetical $1,000 investment made at the beginning of the advertised period. In calculating average annual total return, all dividends and other distributions are assumed to be reinvested. "Cumulative total return" is calculated by subtracting a hypothetical $1,000 payment to the Fund from the ending redeemable value of such payment (at the end of the relevant advertised period), dividing such difference by $1,000 and multiplying the quotient by 100. In calculating ending redeemable value, all dividends and other distributions are assumed to be reinvested in additional Fund shares. Although the Fund imposes a 1% redemption fee on the redemption of shares held for 30 days or less, all of the periods for which performance is quoted are longer than 30 days, and therefore the 1% fee is not reflected in the performance calculations. In addition, there is no sales charge upon reinvestment of dividends or other distributions. Additional information regarding the Fund's performance is available in its Annual Report to Shareholders, which is available at no charge upon request to Investor Service Center, 1-800-847-4200.

                                                     CAPITAL STOCK

  The Fund is a series of Bull & Bear Funds I, Inc. ("Corporation"), a Maryland corporation organized in 1986. Prior to September 23, 1993, the Corporation operated under the name Bull & Bear U.S. and Overseas Fund Ltd.
The Corporation is an open-end management investment company and is authorized to issue up to 1,000,000,000 shares ($.01 par value). The Board of Directors has designated 250,000,000 shares as shares
of Bull & Bear U.S. and Overseas Fund. The Corporation's Board of Directors may establish one or more other series, although it has no current intention of doing so.

   The Fund's stock is freely assignable by way of pledge (as, for example, for collateral purposes), gift, settlement of an estate and also by an investor to another investor. Each share has equal dividend, voting, liquidation and redemption rights with every other share. The shares have no preemptive, conversion or cumulative voting rights and they are not subject to further call or assessment.

  The Fund's By-Laws provide that there will be no annual meeting of shareholders in any year except as required by law. In practical effect, this means that the Fund will not hold an annual meeting of shareholders in years in which the only matters which would be submitted to shareholders for their approval are the election of Directors and ratification of the Directors' selection of accountants, although holders of a majority of the Fund's shares may call a meeting at any time. There will normally be no meetings of shareholders for the purpose of electing Directors unless fewer than a majority of the Directors holding office have been elected by shareholders. Shareholder meetings will be held in years in which shareholder vote on the Fund's investment management agreement, plan of distribution, or fundamental investment objective, policies or restrictions is required by the 1940 Act.

                          CUSTODIAN AND TRANSFER AGENT

  Investors Fiduciary Trust Company, 801 Pennsylvania, Kansas City, MO 64105, acts as custodian of the Fund's assets, performs certain accounting services for the Fund, and may appoint one or more subcustodians provided such subcustodianship is in compliance with the rules and regulations promulgated under the 1940 Act. The Fund may maintain a portion of its assets in foreign countries pursuant to such subcustodianships and related foreign depositories. Utilization by the Fund of such foreign custodial arrangements and depositories will increase the Fund's expenses.

  The Fund's transfer and dividend disbursing agent is DST Systems, Inc., Box 419789, Kansas City, MO 64141-6789. The Distributor provides certain shareholder administration services to the Fund and is reimbursed its cost by the Fund. The costs of facilities, personnel and other related expenses are allocated among the Fund and other affiliated investment companies based on the relative number of inquiries and other factors. The Fund may also enter into agreements with brokers, banks and others who may perform on behalf of their customers certain shareholder services not otherwise provided by the Transfer Agent or the Distributor.

[Left Side of Back Cover Page]


U.S. AND
OVERSEAS
FUND
-----------------------------------------------------


1-800-847-4200

CALL TOLL-FREE FOR FUND PERFORMANCE, TELEPHONE
PURCHASES, EXCHANGES AMONG THE BULL & BEAR
FUNDS, AND TO OBTAIN INFORMATION CONCERNING
YOUR ACCOUNT.  OR, ACCESS THE FUND ON THE WEB
AT HTTP://WWW.MUTUALFUNDS.NET



11 HANOVER SQUARE
NEW YORK, NY 10005

Printed on recycled paper.
[Right Side of Back Cover Page]


U.S. AND
OVERSEAS
FUND
---------------------------------------------------------


INVESTING WORLDWIDE
FOR THE HIGHEST POSSIBLE
TOTAL RETURN



ELECTRONIC FUNDS TRANSFERS
AUTOMATIC INVESTMENT PROGRAM
RETIREMENT PLANS: TRADITIONAL DEDUCTIBLE IRA,
  ROTH IRA, SEP-IRA, SIMPLE IRA, EDUCATION IRA,
  AND 403(B)




---------------------------------------------------------


PROSPECTUS
MAY 1, 1998


---------------------------------------------------------

MINIMUM INITIAL INVESTMENT:
  REGULAR ACCOUNTS, $1,000;
  TRADITIONAL DEDUCTIBLE IRA, ROTH IRA, SEP-IRA,
  SIMPLE IRA, AND 403(B), $1,000
  EDUCATION IRA, $500
  AUTOMATIC INVESTMENT PROGRAM, $100
  MINIMUM SUBSEQUENT INVESTMENTS, $100

 BULL
&
 BEAR----------------------------------------
 PERFORMANCE DRIVEN(R)